Exhibit 10.2

dated as of March 19, 2008

CONFIDENTIAL

Diamond Creek Investment Partners, as Agent

under the below-referenced Credit Agreement

24 Corporate Plaza

Newport Beach, California 92660

Re: AMENDMENT TO FEE LETTER

Ladies and Gentlemen:

Reference hereby is made to (a) that certain Credit Agreement, dated as of March 10, 2006, as amended by that certain Amendment Number One to Credit Agreement, dated as of December 29,2006 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), DIAMOND CREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), and GRILL CONCEPTS, INC., a Delaware corporation (“Borrower”), and (b) that certain Fee Letter, dated, as of March 10, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Fee Letter”), by and between the Agent and Borrower. Capitalized terms used herein shall have the meanings set forth in the Credit Agreement unless specifically defined herein.

Borrower and the Agent hereby agree as follows:

1. Amendment.

(a) Paragraph 2 of the Fee Letter is hereby amended and restated in its entirety as follows:

“2. Loan Servicing Fee.

a. From and after the Closing Date through September 1, 2007, a monthly servicing fee of $3,000, which fee shall be due and payable, in arrears, on the first day of each month, commencing with the first day of the month immediately following the Closing Date, provided, however, that the servicing fee that is due, in arrears, on the first day of the month immediately following the Closing Date shall be an amount equal to (i) $3,000 times (ii) the result of the total number of days in the prior month that elapsed from and including the Closing Date up to and including the last day of such month divided by the total number of days in such month;

b. From and after September 1, 2007 through the Termination Date (as defined below), a monthly servicing fee of $0; provided, however, if at any time during any month (a “Servicing Fee Trigger Month”) the Obligations exceed $500,000, then a monthly servicing fee for each such Servicing Fee Trigger Month shall be due and payable, in arrears, on the first day of the month immediately following the Servicing Fee Trigger Month in an amount equal to (a) $3,000 times (ii) the result of the total number of Servicing Fee Trigger Days (as defined below) in such Servicing Fee Trigger Month divided by the total number of days in such Servicing Fee Trigger Month; and (b) the servicing fee that is due, in arrears, on the Termination Date shall be an amount equal to (i) $3,000 times (ii) the result of the total number of Servicing Fee Trigger Days (as defined below) in the month in which the Termination Date occurs divided by the total number of days in the month in which the Termination Date occurs.

“Servicing Fee Trigger Day” means each day on which the Obligations exceed $500,000.

“Termination Date” means the first date on which all of the Obligations are paid in full in cash and the Commitments of the Lenders are terminated.”

(b) Paragraph 3 of the Fee Letter is hereby amended and restated in its entirety as follows:

“3. Unused Line Fee.

a. From and after the Closing Date through September 1, 2007, a monthly unused line fee, which fee shall be due and payable on the first day of each month immediately following the Closing Date, in an amount equal to 0.50% per annum times the result of (i) the Maximum Revolver Amount, less (ii) the average Daily Balance of Advances that were outstanding during the immediately preceding month;

b. From and after September 1, 2007 through the Termination Date, a monthly unused fee, which fee shall be due and payable on the first day of each month immediately following the Second Amendment Effective Date, in an amount equal to 0.40% per annum times the result of (i) the Maximum Revolver Amount, less (ii) the average Daily Balance of Advances that were outstanding during the immediately preceding month; provided, however, if at any time during any month (an “Unused Line Fee Trigger Month”) the Obligations exceed $500,000, then a monthly unused line fee for each such Unused Line Fee Trigger Month shall be due and payable on the first day of the month immediately following the Unused Line Fee Trigger Month in an amount equal to the sum of (a) 0.50% per annum times the result of (i) (x) the Maximum Revolver Amount, less (y) the average Daily Balance of Advances that were outstanding on the Unused Line Fee Trigger Days during such Unused Line Fee Trigger Month divided by (z) the total number of days in the Unused Line Fee Trigger Month times (ii) the total number of Unused Line Fee Trigger Days during such Unused Line Fee Trigger Month; plus (b) 0.40% per annum times the result of (i) (x) the Maximum Revolver Amount, less (y) the average Daily Balance of Advances that were outstanding on all days during such Unused Line Fee Trigger Month that were not Unused Line Fee Trigger Days divided by (z) the total number of days in the Unused Line Fee Trigger Month times (ii) the total number of days that were not Unused Line Fee Trigger Days during such Unused Line Fee Trigger Month;

“Unused Line Fee Trigger Day” means each day on which the Obligations exceed $500,000.”

2. Effect on Fee Letter. The Fee Letter, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this letter agreement shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Agent under the Fee Letter or the Credit Agreement.

3. Miscellaneous.

a. Upon the effectiveness of this letter agreement, each reference in the Credit Agreement and any other Loan Document to the “Fee Letter” shall mean and refer to the Fee Letter as amended by this letter agreement.

b. Upon the effectiveness of this letter agreement, each reference in the Fee Letter to “this letter agreement”, “this letter”, “herein”, “hereunder”, “hereof” or words of like import referring to the Fee Letter shall mean and refer to the Fee Letter as amended by this letter agreement,

c. This letter agreement shall be construed under and governed by the laws of the State of New York, and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart.

[SIGNATURE PAGE FOLLOWS]

The contents of this letter are confidential. This letter shall not be disclosed or displayed or its contents otherwise disclosed to any third Person without the prior written consent of the Agent, except as required by law.

Very truly yours,

GRILL CONCEPTS, INC., a Delaware corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

Accepted and agreed to as of the date first above written:

DIAMOND CREEK INVESTMENT PARTNERS, LLC, as Agent

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT TO FEE LETTER]

The contents of this letter are confidential. This letter shall not be disclosed or displayed or its contents otherwise disclosed to any third Person without the prior written consent of the Agent, except as required by law.

Very truly yours,

GRILL CONCEPTS, INC., a Delaware corporation

By:
Name:
Title:

Accepted and agreed to

as of the date first above written:

DIAMOND CREEK INVESTMENT PARTNERS, LLC,
as Agent

By:	/s/ JOHN DEVENNY, II
Name:	JOHN DEVENNY, II
Title:	MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT TO FEE LETTER]